CSFB04-7G3AR1 - Summary

Deal Summary Report

CSFB04-7G3AR1

				Assumptions			Collateral
Settlement	29-Oct-2004	Prepay		300 PSA	Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Nov-2004	Default		0 CDR	$70,000,000.00	5.27	176	4	4.31	3.66
		Recovery	0	months
		Severity		0%

Tranche	Rating	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name				Window	Life			bp		%		Int(M)	(MM)	Date
3A1		30,000,000.00	5	11/04 - 06/19	4.26									01-Oct-04	FIX
3A2		1,050,000.00	5	11/04 - 06/19	4.26									01-Oct-04	FIX
3A3		37,900,000.00	5	11/04 - 06/19	4.26									01-Oct-04	FIX
SUBORD		1,050,000.00	5	11/04 - 06/19	7.2									01-Oct-04	FIX

Treasury

Swaps

Mat

6MO

2YR

3YR

5YR

10YR

30YR

6MO

2YR

3YR

5YR

10YR

30YR

Yld

1.883

2.478

2.797

3.368

4.155

4.954

2.056

2.846

3.238

3.797

4.571

5.295